UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  March 18, 2008

                    EXCELLENCY INVESTMENT REALTY TRUST, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Maryland                  000-50675                 73-0731559
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 (State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)             File Number)           Identification No.)

                           245 Park Avenue, 39th Floor
                               New York, NY 10167
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (212) 792-4040
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related
            Audit Report or Completed Interim Review.

        In connection with its review of the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 ("Form 10-KSB") of Excellency Investment Realty Trust, Inc. (the "Company"), the staff of the Division of Corporation Finance of the Securities Exchange Commission ("SEC") issued a letter of comments, which included comments on the presentation of certain items in the Company's consolidated statement of cash flows for the fiscal year ended December 31, 2005 (the "2005 Cash Flows Statement"). After a series of correspondence between the Company and the SEC, the Company's management recommended to the board of directors that the 2005 Cash Flows Statement should be restated and the previously issued Consolidated Financial Statements for such period should no longer be relied upon. Following discussions with the Company's management, the Company's current independent registered public accounting firm (for the year ended December 31, 2006), and its predecessor independent registered public accounting firm (for the year ended December 31, 2005), the board agreed with management's recommendation, as of March 18, 2008.

        The restatement results from the incorrect inclusion of $479,096, received from the Company's refinancing of its eight real estate properties, and then paid to a related party to buy-back minority interests such party held in the Company's eight subsidiary limited partnerships, as a component of net cash used in operating activities, which should more properly have been included as a component of net cash provided by financing activities. As a result of this error, the restatement affects the classification of these activities and the subtotals of cash flows used in operating activities and provided by financing activities presented in the 2005 Cash Flows Statement, but it does not have any impact on the total cash and cash equivalents presented therein. Additionally, the adjustments necessary to correct the incorrect classifications do not affect the previously reported consolidated balance sheet, consolidated statements of operations or consolidated statement of changes in stockholders' deficit.

        As a result of its discussions with the SEC, the Company filed Amendment No. 1 to the Form 10-KSB (the "Form 10-KSB/A"), on August 20, 2007. In the 10-KSB/A, among other things, the Company made the necessary adjustments to the 2005 Cash Flows Statement, but did not indicate that the 2005 Cash Flows Statement had been restated. This was due to the fact that, at that time, the Company was uncertain whether the adjustments rose to the level of a restatement.

        The Company is continuing discussions with the Company's current independent registered public accounting firm, and its predecessor independent registered public accounting firm, regarding the SEC's comments. As soon as practicable, the Company will file Amendment No. 2 to the Form 10-KSB with the SEC to specifically indicate the restatement of the 2005 Cash Flows Statement and any other changes that may be necessary.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EXCELLENCY INVESTMENT REALTY TRUST, INC.
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                                                     (Registrant)



Date:  March 24, 2008                 By:  /s/ David Mladen
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                                           David Mladen
                                           President and Chief Executive Officer





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